                    TABLE OF CONTENTS

Letter to Shareholders...........................   1
Performance Results..............................   4
Portfolio of Investments.........................   5
Statement of Assets and Liabilities..............   8
Statement of Operations..........................   9
Statement of Changes in Net Assets...............  10
Financial Highlights.............................  11
Notes to Financial Statements....................  12
Report of Independent Accountants................  15
Dividend Reinvestment Plan.......................  16

VTN ANR 12/96

                             LETTER TO SHAREHOLDERS

December 10, 1996

Dear Shareholder,
    The first ten months of 1996 have
been a mixed experience for most
municipal bond fund investors. The
continuation of the 1995 rally at the
beginning of this year was thwarted
early on as the economy gained                          [PHOTO]
momentum, causing the bond market to
sell off. But by the second half of the
year, the pattern reversed. Growth         DENNIS J. MCDONNELL AND DON G. POWELL
slowed and bonds recovered much of
their earlier losses.
    This kind of volatility is not
unusual, but it is difficult to predict and serves as a reminder to investors to maintain their long-term outlook. Bailing out during price declines and re-entering after market rebounds is often a losing strategy. We believe it is time in the market, not timing the market, that potentially maximizes long-term investment gains.
    Additionally, we believe our recent acquisition by Morgan Stanley Group Inc. will further help investors achieve their long-term goals. Morgan Stanley's strong global presence and commitment to superior investment performance complement our broad range of investment products, money management capabilities, and high level of service that we currently offer.

ECONOMIC OVERVIEW
    The economy has grown at a moderate pace this year, despite the second quarter's 4.7 percent surge. By the third quarter, growth slowed to 2.0 percent, near the level that prevailed early in the year. This moderation of economic activity, coupled with continued low inflation, eased fears of an interest rate hike by the Federal Reserve Board--fears that had dominated the market in early summer and pushed long-term bond yields above 7.0 percent.
    Once the market realized that the economy's pace had slowed, bond prices rose from their 1996 lows and yields fell as they moved in the opposite direction of bond prices. By the end of October, the 30-year Treasury bond yield was near 6.5 percent.
    During this recovery, municipal bonds rebounded even more than Treasuries, due to a steady demand that outpaced supply. It is expected that on a nationwide basis there will be little or no increase in the total number of municipal bonds outstanding this year. The volume of new issues is expected to almost equal the volume of bonds that were redeemed or called.

                                                           Continued on page two

                                  [PIE CHART]

PORTFOLIO COMPOSITION BY CREDIT QUALITY
   AS OF OCTOBER 31, 1996

AAA . . . . . . . . .    35.7%
AA  . . . . . . . . .    20.8%
A . . . . . . . . . .    15.0%
BBB . . . . . . . . .    27.2%
BB  . . . . . . . . .     1.3%

Based upon credit quality ratings issued by Standard & Poor's. For securities not rated by Standard & Poor's, the Moody's rating is used.



PERFORMANCE SUMMARY

    Many closed-end municipal bond funds, such as this one, are currently offering higher after-tax yields than taxable income alternatives. The Trust generated a tax-exempt distribution of 6.15 percent(3), based on the closing price of $14.625 per common share as of October 31, 1996. For New York residents in the combined federal and state income tax bracket of 40.6 percent, this distribution is equivalent to a yield of 10.35 percent(4) on a taxable investment.
    The Trust's one-year total return was 8.09 percent(1), including reinvestment of all dividends, reflecting a 1.7 percent increase in market price for the period ended October 31, 1996.

TOP FIVE PORTFOLIO HOLDINGS BY INDUSTRY AS OF OCTOBER 31, 1996

    General Purpose................... 21.9%
    Transportation.................... 14.3%
    Health Care........................ 9.0%
    Public Building.................... 8.9%
    Other Care......................... 8.9%

ECONOMIC OUTLOOK

    We believe Fed policy will remain unchanged through the end of the year. We look for the long Treasury bond to trade within a range of 6.25 and 6.75 percent and the 5-year Treasury to trade between 5.75 percent and 6.25 percent for the remainder of 1996. After that, interest rates could rise moderately if the economy rebounds to a 3.0 percent annual growth rate and inflation edges higher. Based upon this view of moderate growth and slightly higher inflation, we believe the outlook for fixed-income markets remains positive.
    Relatively stable interest rates early next year would be favorable for the leveraged structure of our closed-end funds, which involves borrowing short-term funds to purchase long-term municipal securities. Depending on the difference between long-term and short-term market rates, this structure provides opportunities for additional earnings over time.

                                                         Continued on page three

The leveraged capital structure of the Trust continues to provide common shareholders with above-market levels of dividend income. It should be noted, however, that the rise in short-term rates would have an unfavorable effect on common share performance.
    The bond market should find continued support from the results of the recent national elections. With a Democratic president and a Republican Congress, there should be checks on potential spending increases and tax cuts so the budget deficit does not balloon out of control. This split government should also help minimize chances of major tax reform, which would likely affect investment markets, including municipal bonds.
    The stock market is another factor that could influence the performance of the bond market in the coming year. If stocks suffer a protracted setback, the demand for bonds, including municipals, could increase.
    We will closely monitor any new developments in Washington and in the financial markets in order to evaluate their potential impact on the Trust. We believe that in the coming year, the municipal market will continue to be an attractive investment choice for investors seeking high current income. Thank you for your continued confidence in your investment with Van Kampen American Capital and for the privilege of working with you to help you achieve your financial goals.

Sincerely,

[SIG]
Don G. Powell

Chairman
Van Kampen American Capital
Investment Advisory Corp.

[SIG]
Dennis J. McDonnell

President
Van Kampen American Capital
Investment Advisory Corp.

           PERFORMANCE RESULTS FOR THE PERIOD ENDED OCTOBER 31, 1996

             VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE
                              NEW YORK MUNICIPALS
                           (NYSE TICKER SYMBOL--VTN)

 COMMON SHARE TOTAL RETURNS
One-year total return based on market price(1).............    8.09%
One-year total return based on NAV(2)......................    6.50%

 DISTRIBUTION RATES

Distribution rate as a % of closing common stock
  price(3).................................................    6.15%
Taxable-equivalent distribution rate as a % of closing
common stock price(4)......................................   10.35%

 SHARE VALUATIONS

Net asset value............................................  $ 16.63
Closing common stock price.................................  $14.625
One-year high common stock price (12/04/95)................  $15.250
One-year low common stock price (04/11/96).................  $13.625
Preferred share rate(5)....................................    3.37%

(1)Total return based on market price assumes an investment at the market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Trust's dividend reinvestment plan, and sale of all shares at the closing common stock price at the end of the period indicated.

(2)Total return based on net asset value (NAV) assumes an investment at the beginning of the period indicated, reinvestment of all distributions for the period, and sale of all shares at the end of the period, all at NAV.

(3)Distribution rate represents the monthly annualized distributions of the Trust at the end of the period and not the earnings of the Trust.

(4)The taxable-equivalent distribution rate is calculated assuming a 40.6% combined federal and state income tax bracket, which takes into consideration the deductibility of individual state taxes paid.

(5)See "Notes to Financial Statements" footnote #4, for more information concerning Preferred Share reset periods.

A portion of the interest income may be taxable for those investors subject to the federal alternative minimum tax (AMT).

Past performance does not guarantee future results. Investment return, stock price and net asset value will fluctuate with market conditions. Trust shares, when sold, may be worth more or less than their original cost.

                            PORTFOLIO OF INVESTMENTS

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          MUNICIPAL BONDS
          NEW YORK  89.4%
$ 3,000   Cohoes, NY Indl Dev Agy Indl Dev Rev Norlite
          Corp Proj Ser B (Prerefunded @ 05/01/02)........  6.750%    05/01/09  $ 3,359,370
  1,210   Erie Cnty, NY Wtr Auth Wtr Rev Fourth Resolution
          Rfdg (AMBAC Insd)...............................      *     12/01/17      267,579
  3,870   Grand Cent Dist Mgmt Assn Inc NY Business Impt
          Dist Cap Impt (Prerefunded @ 01/01/02)..........  6.500     01/01/22    4,283,548
  1,155   Groton, NY Cmnty Hlthcare Cent Inc Hlthcare Fac
          Rev Groton Cmnty Ser A (FHA Gtd)................  7.450     07/15/21    1,303,279
  2,295   Metropolitan Tran Auth NY Svcs Contract Commuter
          Fac Ser O.......................................  5.750     07/01/07    2,344,365
  3,000   Metropolitan Tran Auth NY Svcs Contract Tran Fac
          Ser 5 Rfdg......................................  7.000     07/01/12    3,240,240
  1,355   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....  5.200     08/01/13    1,320,163
  1,100   Nassau Cnty, NY Genl Impt Ser Q (FGIC Insd).....  5.200     08/01/14    1,062,204
  2,500   New York City Indl Dev Agy Civic Fac Rev The
          Lighthouse Inc..................................  6.500     07/01/22    2,635,275
  1,500   New York City Indl Dev Agy Spl Fac Rev Terminal
          One Group Assn Proj.............................  6.000     01/01/19    1,498,935
  2,000   New York City Muni Wtr Fin Auth Wtr & Swr Sys
          Rev Ser B (AMBAC Insd)..........................  5.375     06/15/19    1,911,680
  2,000   New York City Ser A Rfdg........................  7.000     08/01/04    2,185,680
 10,000   New York City Ser B (Embedded Cap)(b)...........  6.600     10/01/16   10,231,200
  2,750   New York City Ser D.............................  6.500     02/15/06    2,914,807
  1,265   New York City Ser D.............................  7.500     02/01/16    1,390,399
    750   New York City Ser D (Prerefunded @ 02/01/02)....  7.500     02/01/16      855,623
    950   New York City Ser D.............................  7.500     02/01/17    1,044,174
     50   New York City Ser D (Prerefunded @ 02/01/02)....  7.500     02/01/17       57,042
  2,300   New York City Ser G Rfdg........................  5.700     08/01/08    2,261,176
  7,900   New York City Ser I Rfdg (FSA Insd).............      *     08/01/01    6,374,036
  1,000   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................  5.625     05/15/13      975,300
  1,500   New York St Dorm Auth Rev Court Fac Lease Ser
          A...............................................  5.375     05/15/16    1,377,585
  2,500   New York St Dorm Auth Rev Grace Manor Hlthcare
          Fac.............................................  6.150     07/01/18    2,542,425
  4,460   New York St Dorm Auth Rev Mtg KMH Homes Inc (FHA
          Gtd)............................................  6.950     08/01/31    4,779,068
  1,835   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd)...........................................      *     07/01/02    1,400,949
  1,910   New York St Dorm Auth Rev NY Pub Lib Ser A (MBIA
          Insd)...........................................      *     07/01/03    1,381,369
  1,000   New York St Dorm Auth Rev Nyack Hosp Rfdg.......  6.250     07/01/13    1,000,550
  5,010   New York St Dorm Auth Rev St Univ Edl Fac Ser B
          Rfdg (AMBAC Insd)...............................  5.250     05/15/19    4,633,148
  4,100   New York St Energy Resh & Dev Auth Elec Fac Rev
          Cons Edison Co NY Inc Proj Ser A (MBIA Insd)....  6.750     01/15/27    4,385,114

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 1,500   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser B (MBIA Insd)............  6.750%    02/01/24  $ 1,627,440
  4,000   New York St Energy Resh & Dev Auth Gas Fac Rev
          Brooklyn Union Gas Ser C (MBIA Insd)............  5.600     06/01/25    3,886,040
  2,000   New York St Environmental Fac Corp St Wtr
          Pollutn Ctl Rev Ser E...........................  6.600     06/15/09    2,201,800
  3,500   New York St Hsg Fin Agy Rev Multi-Family Hsg
          Secured Mtg Pgm Ser A...........................  7.050     08/15/24    3,701,040
  1,935   New York St Hsg Fin Agy Rev Multi-Family Hsg
          Secured Mtg Pgm Ser C...........................  6.950     08/15/24    2,030,647
  2,970   New York St Loc Govt Assistance Corp Ser B......  7.250     04/01/07    3,327,885
  4,675   New York St Med Care Fac Fin Agy Rev Hosp &
          Nursing Home Methodist Ser A (FHA Gtd)..........  6.700     08/15/23    4,945,682
  1,000   New York St Med Care Fac Fin Agy Rev Long Term
          Hlth Care Ser A (Cap Guar Insd).................  6.800     11/01/14    1,082,020
    865   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C..................................  7.300     02/15/21      950,116
      5   New York St Med Care Fac Fin Agy Rev Mental Hlth
          Svcs Fac Ser C (Prerefunded @ 08/15/01).........  7.300     02/15/21        5,693
  3,000   New York St Med Care Fac Fin Agy Rev
          Presbyterian Hosp Ser A Rfdg (MBIA Insd)........  5.375     02/15/25    2,857,500
  2,050   New York St Med Care Fac Fin Agy Rev Saint
          Peter's Hosp Proj Ser A (AMBAC Insd)............  5.375     11/01/20    1,946,762
  4,500   New York St Med Care Fac Fin Agy Rev Shorefront
          Saint Lukes & Wtrfront Nursing Homes............  6.950     02/15/32    4,846,860
  4,000   New York St Mtg Agy Rev Homeowner Mtg Ser 28....  7.050     10/01/23    4,228,600
  2,000   New York St Mtg Agy Rev Homeowner Mtg Ser 42
          (FHA Gtd).......................................  6.400     10/01/20    2,059,760
  1,795   New York St Mtg Agy Rev Homeowner Mtg Ser 52....  6.100     04/01/26    1,807,834
  1,000   New York St Muni Bond Bk Agy Spl Pgm Rev Buffalo
          Ser A...........................................  6.875     03/15/06    1,072,670
  2,000   New York St Thruway Auth Svc Contract Rev Loc
          Hwy & Brdg......................................  5.750     04/01/08    2,018,220
  2,500   New York St Urban Dev Corp Rev Correctional Cap
          Fac Ser A Rfdg..................................  5.500     01/01/14    2,417,600
  1,625   New York St Urban Dev Corp Rev Proj Cent for
          Indl Innovation Rfdg............................  5.500     01/01/13    1,574,983
 20,000   New York St Urban Dev Corp Rev St Office South
          Mall Ser A......................................      *     01/01/11    8,432,600
  1,750   Niagara Falls, NY Brdg Comm Toll Rev
          (Prerefunded @ 10/01/02) (FGIC Insd)............  6.125     10/01/19    1,922,148
  4,500   Port Auth NY & NJ Cons 97th Ser (FGIC Insd).....  6.650     01/15/23    4,911,570
  2,000   Port Auth NY & NJ Delta Airls Inc Proj Ser 1R...  6.950     06/01/08    2,112,400
  2,405   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg
          Renwyck Pl Ser A................................  7.650     01/01/11    2,606,106

                                               See Notes to Financial Statements

                                October 31, 1996
--------------------------------------------------------------------------------

  Par
Amount
 (000)                      Description                    Coupon    Maturity   Market Value
--------------------------------------------------------------------------------------------
          NEW YORK (CONTINUED)
$ 2,210   Rensselaer, NY Hsg Auth Multi-Family Rev Mtg Van
          Rensselaer Heights Ser A........................  7.750%    01/01/11  $  2,405,917
  1,825   Syracuse, NY Ctfs Partn Syracuse Hancock Intl
          Arpt A..........................................  6.625     01/01/12     1,920,265
                                                                                ------------
                                                                                 145,916,441
                                                                                ------------
          GUAM  3.9%
  2,000   Guam Arpt Auth Rev Ser B........................  6.400     10/01/05     2,067,740
  3,000   Guam Govt Ltd Oblig Hwy Ser A (FSA Insd)........  6.250     05/01/07     3,208,410
  1,000   Guam Pwr Auth Rev Ser A.........................  6.625     10/01/14     1,045,760
                                                                                ------------
                                                                                   6,321,910
                                                                                ------------
          PUERTO RICO  5.6%
  5,000   Puerto Rico Comwlth Hwy & Tran Ser Y (Embedded
          Cap) (FSA insd) (b).............................  5.730     07/01/21     5,477,550
  2,250   Puerto Rico Comwlth Pub Impt (Prerefunded @
          07/01/02).......................................  6.800     07/01/21     2,541,420
  1,000   Puerto Rico Pub Bldgs Auth Rev Gtd Ser K
          (Prerefunded @ 07/01/02)........................  6.875     07/01/21     1,133,240
                                                                                ------------
                                                                                   9,152,210
                                                                                ------------
TOTAL LONG-TERM INVESTMENTS  98.9%
  (Cost $150,448,352) (a).....................................................   161,390,561
OTHER ASSETS IN EXCESS OF LIABILITIES  1.1%...................................     1,762,555
                                                                                ------------
NET ASSETS  100.0%............................................................  $163,153,116
                                                                                ============

*Zero coupon bond

(a) At October 31, 1996, cost for federal income tax purposes is $150,448,352, the aggregate gross unrealized appreciation is $10,942,209 and the aggregate gross unrealized depreciation is $0, resulting in net unrealized appreciation of $10,942,209.

(b) An Embedded Cap security includes a cap-strike level such that the coupon payment may be supplemented by cap payments if the floating rate index upon which the cap is based rises above the strike level. The price of these securities may be more volatile than the price of a comparable fixed rate security. The Trust invests in these instruments as a hedge against a rise in the short-term interest rates which it pays on its preferred shares. These derivative instruments are marked to market each day with the change in value reflected in the unrealized, appreciation/depreciation on securities. Upon disposition, a realized gain or loss is recognized accordingly.

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                                October 31, 1996
-------------------------------------------------------------------------------

ASSETS:
Investments, at Market Value (Cost $150,448,352) (Note 1)..............   $161,390,561
Receivables:
  Interest.............................................................      2,379,157
  Securities Sold......................................................        270,425
Unamortized Organizational Expenses (Note 1)...........................          2,001
Other..................................................................          2,320
                                                                          ------------
      Total Assets.....................................................    164,044,464
                                                                          ------------
LIABILITIES:
Payables:
  Custodian Bank.......................................................        447,137
  Income Distributions--Common and Preferred Shares....................        173,001
  Investment Advisory Fee (Note 2).....................................         89,427
  Administrative Fee (Note 2)..........................................         27,516
  Affiliates (Note 2)..................................................          1,985
Accrued Expenses.......................................................        102,833
Deferred Compensation and Retirement Plans (Note 2)....................         49,449
                                                                          ------------
      Total Liabilities................................................        891,348
                                                                          ------------
NET ASSETS.............................................................   $163,153,116
                                                                          ============
NET ASSETS CONSIST OF:
Preferred Shares ($.01 par value, authorized 100,000,000 shares, 1,200
  issued with liquidation preference of $50,000 per share) (Note 4)....   $ 60,000,000
                                                                          ------------
Common Shares ($.01 par value with an unlimited number of shares
  authorized, 6,200,987 shares issued and outstanding).................         62,010
Paid in Surplus........................................................     91,232,016
Net Unrealized Appreciation on Securities..............................     10,942,209
Accumulated Undistributed Net Investment Income........................        643,377
Accumulated Net Realized Gain on Securities............................        273,504
                                                                          ------------
      Net Assets Applicable to Common Shares...........................    103,153,116
                                                                          ------------
NET ASSETS.............................................................   $163,153,116
                                                                          ============
NET ASSET VALUE PER COMMON SHARE ($103,153,116 divided
  by 6,200,987 shares outstanding).....................................   $      16.63
                                                                          ============

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                      For the Year Ended October 31, 1996
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest..................................................................  $9,829,983
                                                                            ----------
EXPENSES:
Investment Advisory Fee (Note 2)..........................................   1,052,341
Administrative Fee (Note 2)...............................................     323,797
Preferred Share Maintenance (Note 4)......................................     168,596
Trustees Fees and Expenses (Note 2).......................................      25,322
Legal (Note 2)............................................................      10,660
Amortization of Organizational Expenses (Note 1)..........................       5,011
Other.....................................................................     172,501
                                                                            ----------
    Total Expenses........................................................   1,758,228
                                                                            ----------
NET INVESTMENT INCOME.....................................................  $8,071,755
                                                                            ==========
REALIZED AND UNREALIZED GAIN/LOSS ON SECURITIES:
Net Realized Gain on Investments..........................................  $  339,887
                                                                            ----------
Unrealized Appreciation/Depreciation on Securities:
  Beginning of the Period.................................................  10,676,510
  End of the Period:
    Investments...........................................................  10,942,209
                                                                            ----------
Net Unrealized Appreciation on Securities During the Period...............     265,699
                                                                            ----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES............................  $  605,586
                                                                            ==========
NET INCREASE IN NET ASSETS FROM OPERATIONS................................  $8,677,341
                                                                            ==========

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS

                 For the Years Ended October 31, 1996 and 1995
--------------------------------------------------------------------------------

                                                    Year Ended
                                                    October 31,      Year Ended
                                                      1996         October 31, 1995
-----------------------------------------------------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.........................     $  8,071,755     $  8,079,523
Net Realized Gain/Loss on Securities..........          339,887          (66,383)
Net Unrealized Appreciation on Securities
  During the Period...........................          265,699       11,127,899
                                                   ------------     ------------
Change in Net Assets from Operations..........        8,677,341       19,141,039
                                                   ------------     ------------
Distributions from Net Investment Income:
  Common Shares...............................       (5,580,709)      (6,200,847)
  Preferred Shares............................       (2,179,733)      (2,383,917)
                                                   ------------     ------------
                                                     (7,760,442)      (8,584,764)
                                                   ------------     ------------
Distributions from Net Realized Gain on
  Securities (Note  1):
  Common Shares...............................              -0-          (82,467)
  Preferred Shares............................              -0-          (20,400)
                                                   ------------     ------------
                                                            -0-         (102,867)
                                                   ------------     ------------
Total Distributions...........................       (7,760,442)      (8,687,631)
                                                   ------------     ------------
NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES..................................          916,899       10,453,408
NET ASSETS:
Beginning of the Period.......................      162,236,217      151,782,809
                                                   ------------     ------------
End of the Period (Including undistributed net
  investment income of $643,377 and $332,064,
  respectively)...............................     $163,153,116     $162,236,217
                                                   ============     ============

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  The following schedule presents financial highlights for one common share of the Trust outstanding throughout the periods indicated.
--------------------------------------------------------------------------------

                                                                               March 27, 1992
                                                                               (Commencement
                                              Year Ended October 31,           of Investment
                                       -------------------------------------   Operations) to
                                        1996      1995      1994      1993    October 31, 1992
-------------------------------------------------------------------------------------------------
Net Asset Value,
  Beginning of the Period (a)......... $16.487   $14.801   $17.621   $14.812      $14.742
                                       -------   -------   -------   -------      -------
  Net Investment Income...............   1.302     1.303     1.337     1.352         .607
  Net Realized and Unrealized
    Gain/Loss on Securities...........    .097     1.783    (2.869)    2.766         .027
                                       -------   -------   -------   -------      -------
Total from Investment Operations......   1.399     3.086    (1.532)    4.118         .634
                                       -------   -------   -------   -------      -------
Less:
  Distributions from Net Investment
    Income:
    Paid to Common Shareholders.......    .900     1.000     1.020     1.020         .425
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................    .352      .384      .268      .289         .139
  Distributions from Net Realized Gain
    on Investments (Note 1):
    Paid to Common Shareholders.......     -0-      .013       -0-       -0-          -0-
    Common Share Equivalent of
      Distributions Paid to Preferred
      Shareholders....................     -0-      .003       -0-       -0-          -0-
                                       -------   -------   -------   -------      -------
Total Distributions...................   1.252     1.400     1.288     1.309         .564
                                       -------   -------   -------   -------      -------
Net Asset Value, End of the Period.... $16.634   $16.487   $14.801   $17.621      $14.812
                                       =======   =======   =======   =======      =======
Market Price Per Share at End of the
  Period.............................. $14.625   $14.375   $13.125   $17.125      $15.000
Total Investment Return at Market
  Price (b)...........................   8.09%    17.49%   (18.07%)   21.52%        2.79%*
Total Return at Net Asset Value (c)...   6.50%    18.88%   (10.55%)   26.50%        1.48%*
Net Assets at End of the Period (In
  millions)...........................  $163.2    $162.2    $151.8    $169.3       $151.8
Ratio of Expenses to Average Net
  Assets Applicable to Common Shares
  (d).................................   1.73%     1.78%     1.70%     1.62%        1.49%**
Ratio of Expenses to Average Net
  Assets (d)..........................   1.09%     1.10%     1.07%     1.02%        1.03%**
Ratio of Net Investment Income to
  Average Net Assets Applicable to
  Common Shares (e)...................   5.78%     5.89%     6.55%     6.45%        5.28%**
Portfolio Turnover....................     20%       54%       38%       18%          24%*

(a) Net asset value at March 27, 1992 is adjusted for common and preferred share offering costs of $.258 per common share.

(b) Total investment return at market price reflects the change in market value of the common shares for the period indicated with reinvestment of dividends in accordance with the Trust's dividend reinvestment plan.

(c) Total return at net asset value (NAV) reflects the change in value of the Trust's assets with reinvestment of dividends based upon NAV.

(d) Beginning with the year ended October 31, 1995, the Ratios of Expenses are based upon Total Expenses which does not reflect credits earned on overnight cash balances.

(e) Net investment income is adjusted for the common share equivalent of distributions paid to preferred shareholders.

 * Non-Annualized

** If certain expenses had not been assumed by the investment adviser for the period ended October 31, 1992, the annualized ratios of expenses to average net assets applicable to common shares, expenses to average net assets and net investment income to average net assets applicable to common shares would have been 1.58%, 1.10% and 5.19%, respectively.

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS

                                October 31, 1996
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1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen American Capital Trust for Investment Grade New York Municipals (the "Trust") is registered as a non-diversified closed-end management investment company under the Investment Company Act of 1940, as amended. The Trust's investment objective is to provide a high level of current income exempt from federal as well as New York State and New York City income taxes, consistent with preservation of capital. The Trust will invest substantially all of its assets in New York municipal securities rated investment grade at the time of investment. The Trust commenced investment operations on March 27, 1992.

    The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION--Investments are stated at value using market quotations or, if such valuations are not available, estimates obtained from yield data relating to instruments or securities with similar characteristics in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost.

B. SECURITY TRANSACTIONS--Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis. The Trust may purchase and sell securities on a "when issued" or "delayed delivery" basis, with settlement to occur at a later date. The value of the security so purchased is subject to market fluctuations during this period. The Trust will maintain, in a segregated account with its custodian, assets having an aggregate value at least equal to the amount of the when issued or delayed delivery purchase commitments until payment is made. At October 31, 1996, there were no when issued or delayed delivery purchase commitments.

C. INVESTMENT INCOME--Interest income is recorded on an accrual basis. Bond premium and original issue discount are amortized over the expected life of each applicable security.

                                October 31, 1996
--------------------------------------------------------------------------------

D. ORGANIZATIONAL EXPENSES--The Trust has reimbursed Van Kampen American Capital Distributors, Inc. or its affiliates (collectively "VKAC") for costs incurred in connection with the Trust's organization in the amount of $25,000. These costs are being amortized on a straight line basis over the 60 month period ending March 26, 1997. Van Kampen American Capital Investment Advisory Corp. (the "Adviser") has agreed that in the event any of the initial shares of the Trust originally purchased by VKAC are redeemed during the amortization period, the Trust will be reimbursed for any unamortized organizational expenses in the same proportion as the number of shares redeemed bears to the number of initial shares held at the time of redemption.

E. FEDERAL INCOME TAXES--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

F. DISTRIBUTION OF INCOME AND GAINS--The Trust declares and pays dividends from net investment income to common shareholders monthly. Net realized gains, if any, are distributed annually on a pro rata basis to common and preferred shareholders. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

    For the year ended October 31, 1996, 99.4% of the income distributions made by the Trust were exempt from federal income taxes. In January, 1997, the Trust will provide tax information to shareholders for the 1996 calendar year.

2. INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Trust's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Trust for an annual fee payable monthly of .65% of the average net assets of the Trust. In addition, the Trust will pay a monthly administrative fee to VKAC, the Trust's Administrator, at an annual rate of .20% of the average daily net assets of the Trust. The administrative services provided by the Administrator include record keeping and reporting responsibilities with respect to the Trust's portfolio and preferred shares and providing certain services to shareholders.

    Certain legal expenses are paid to Skadden, Arps, Slate, Meagher & Flom, counsel to the Trust, of which a trustee of the Trust is an affiliated person.

                                October 31, 1996
--------------------------------------------------------------------------------

    For the year ended October 31, 1996, the Trust recognized expenses of approximately $13,600 representing VKAC's cost of providing accounting and legal services to the Trust.

    Certain officers and trustees of the Trust are also officers and directors of VKAC. The Trust does not compensate its officers or trustees who are officers of VKAC.

    The Trust has implemented deferred compensation and retirement plans for its trustees. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation to a later date. The retirement plan covers those trustees who are not officers of VKAC.

    At October 31, 1996, VKAC owned 6,700 common shares of the Trust.

3. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sale of investments, excluding short-term investments, were $31,768,653 and $32,137,179, respectively.

4. PREFERRED SHARES

The Trust has outstanding 1,200 Auction Preferred Shares ("APS"). Dividends are cumulative and the dividend rate is currently reset every 28 days through an auction process. The rate in effect on October 31, 1996, was 3.37%. During the year ended October 31, 1996, the rates ranged from 3.37% to 4.37%.

    The Trust pays annual fees equivalent to .25% of the preferred share liquidation value for the remarketing efforts associated with the preferred auctions. These fees are included as a component of Preferred Share Maintenance expense.

    The APS are redeemable at the option of the Trust in whole or in part at the liquidation value of $50,000 per share plus accumulated and unpaid dividends. The Trust is subject to certain asset coverage tests and the APS are subject to mandatory redemption if the tests are not met.

5. SUBSEQUENT EVENT

The Trust declared a capital gain distribution of $.03229 per common share, of which 92% is long-term and 8% is short-term to common shareholders of record on December 13, 1996 which will be payable on December 31, 1996.

                       REPORT OF INDEPENDENT ACCOUNTANTS

The Board of Trustees and Shareholders of

Van Kampen American Capital Trust for Investment Grade New York Municipals:

We have audited the accompanying statement of assets and liabilities of Van Kampen American Capital Trust for Investment Grade New York Municipals (the "Trust"), including the portfolio of investments, as of October 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1996, by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Trust for Investment Grade New York Municipals as of October 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles.

                                                           KPMG Peat Marwick LLP
Chicago, Illinois
December 4, 1996

                           DIVIDEND REINVESTMENT PLAN

The Trust offers a dividend reinvestment plan (the "Plan") pursuant to which Common Shareholders may elect to have dividends and capital gains distributions reinvested in Common Shares of the Trust. The Trust declares dividends out of net investment income, and will distribute annually net realized capital gains, if any. Common Shareholders may join or withdraw from the Plan at any time.

    If you decide to participate in the Plan, State Street Bank and Trust Company, as your Plan Agent, will automatically invest your dividends and capital gains distributions in Common Shares of the Trust for your account.

HOW TO PARTICIPATE

If you wish to participate and your shares are held in your own name, call 1-800-341-2929 for more information and a Plan brochure. If your shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it would participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank or nominee is unable to participate on your behalf, you should request that your shares be re-registered in your own name which will enable your participation in the Plan.

HOW THE PLAN WORKS

Participants in the Plan will receive the equivalent in Common Shares valued on the valuation date, generally at the lower of market price or net asset value, except as specified below. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the national securities exchange or market system on which the Common Shares are listed for trading, the next preceding trading day. If the market price per Common Share on the valuation date equals or exceeds net asset value per Common Share on that date, the Trust will issue new Common Shares to participants valued at the higher of net asset value or 95% of the market price on the valuation date. In the foregoing situation, the Trust will not issue Common Shares under the Plan below net asset value. If net asset value per Common Share on the valuation date exceeds the market price per Common Share on that date, or if the Board of Trustees should declare a dividend or capital gains distribution payable to the Common Shareholders only in cash, participants in the Plan will be deemed to have elected to receive Common Shares from the Trust valued at the market price on that date. Accordingly, in this circumstance, the Plan Agent will, as agent for the participants, buy the Trust's Common Shares in the open market for the participants' accounts on or shortly after the payment date. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value per share of the Common Shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Trust's Common Shares, resulting in the acquisition of fewer Common Shares than if the dividend or distribution had been paid in Common Shares issued by the Trust. All reinvestments are in full and fractional Common Shares and are carried to three decimal places.

    Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the changes sent to all Common Shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days written notice to all Common Shareholders of the Trust.

COSTS OF THE PLAN

The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. No other charges will be made to participants for reinvesting dividends or capital gains distributions, except for certain brokerage commissions, as described above.

TAX IMPLICATIONS

You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gains distributions does not relieve you of any income tax which may be payable on dividends or distributions.

RIGHT TO WITHDRAW

Plan participants may withdraw at any time by calling 1-800-341-2929 or by writing State Street Bank and Trust Company, P.O. Box 8200, Boston, MA 02266-8200. If you withdraw, you will receive, without charge, a share certificate issued in your name for all full Common Shares credited to your account under the Plan and a cash payment will be made for any fractional Common Share credited to your account under the Plan. You may again elect to participate in the Plan at any time by calling 1-800-341-2929 or writing to the Trust at:
                          Van Kampen American Capital
                             Attn: Closed-End Funds
                              2800 Post Oak Blvd.
                               Houston, TX 77056

   VAN KAMPEN AMERICAN CAPITAL TRUST FOR INVESTMENT GRADE NEW YORK MUNICIPALS

BOARD OF TRUSTEES

DAVID C. ARCH

ROD DAMMEYER

HOWARD J KERR

DENNIS J. MCDONNELL*
  Chairman

THEODORE A. MYERS

HUGO F. SONNENSCHEIN

WAYNE W. WHALEN*

OFFICERS

DENNIS J. MCDONNELL*
  President

RONALD A. NYBERG*
  Vice President and Secretary

EDWARD C. WOOD, III*
  Vice President and Chief Financial Officer

CURTIS W. MORELL*
  Vice President and Chief Accounting Officer

JOHN L. SULLIVAN*
  Treasurer

TANYA M. LODEN*
  Controller

PETER W. HEGEL*
  Vice President



INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL
INVESTMENT ADVISORY CORP.
One Parkview Plaza
Oakbrook Terrace, Illinois 60181

CUSTODIAN AND
TRANSFER AGENT

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT ACCOUNTANTS

KPMG PEAT MARWICK LLP
Peat Marwick Plaza
303 East Wacker Drive
Chicago, Illinois 60601

* "Interested" persons of the Trust, as defined in the Investment Company Act of 1940.

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved.

(SM) denotes a service mark of Van Kampen American Capital Distributors, Inc.

                          RESULTS OF SHAREHOLDER VOTES

An Annual Meeting of Shareholders of the Trust was held on May 23, 1996, where shareholders voted on the election of trustees and the selection of independent public accountants. With regard to the election of David C. Arch as elected trustee by the common shareholders of the Trust, 3,948,581 shares voted in his favor, 100,933 withheld. With regard to the election of Howard J Kerr as elected trustee by the common shareholders of the Trust, 3,953,873 shares voted in his favor, 95,641 withheld. With regard to the election of Dennis J. McDonnell as elected trustee by the common shareholders of the Trust, 3,948,573 shares voted in his favor, 100,941 withheld. With regard to the ratification of KPMG Peat Marwick LLP as independent public accountants for the Trust, 3,943,781 voted in favor, 19,911 voted against and 86,730 abstained.

A Special Meeting of Shareholders of the Trust was held on October 23, 1996, where shareholders voted on a new investment advisory agreement and changes to investment policies. With regard to the approval of a new investment advisory agreement between Van Kampen American Capital Investment Advisory Corp. and the Trust, 4,568,401 shares voted for the proposal, 92,513 voted against and 124,532 abstained. With regard to the approval of certain changes to the Trust's fundamental investment policies with respect to investment in other investment companies, 1,835,511 shares voted for the proposal, 127,691 voted against and 132,284 abstained.